U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

ODYSSEY HEALTH, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 12, 2023, Odyssey Health, Inc. formerly known as Odyssey Group International, Inc. (“Odyssey) held its 2022 Annual Meeting of Stockholders. At the Annual Meeting, the stockholders: (1) elected each of Joseph Michael Redmond, Jerome H. Casey, Jeffrey Conroy*, John P. Gandolfo and Ricky W. Richardson to Odyssey’s Board of Directors for a term of one year to serve until the 2023 annual meeting of stockholders and until a successor is elected; (2) approved the non-binding, advisory vote to approve the compensation of the named executive officers; (3) approved an amendment to our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding Common Stock; (4) ratified the appointment of Turner Stone & Company as Odyssey’s independent registered public accounting firm for the fiscal year ending July 31, 2023.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

Proposal #1: Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority
Joseph M. Redmond	38,279,621	124,164
Jerome H. Casey	38,247,621	156,164
Jeffrey Conroy*	38,243,021	160,764
John P. Gandolfo	38,243,021	160,764
Ricky W. Richardson	38,280,671	123,114

___________________

*Mr. Conroy resigned from the board of directors on January 4, 2023 and his nomination was withdrawn.

Proposal #2: To Approve on an Advisory Basis Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
34,584,104	3,353,050	466,631	5,713,894

Proposal #3: To Effect a Reverse Stock Split of Outstanding Common Stock

Shares Voted For	Shares Voted Against	Shares Abstaining
39,772,694	4,305,977	39,008

Proposal #4: Ratify Turner Stone & Company LLP as Auditors

Shares Voted For	Shares Voted Against	Shares Abstaining
43,960,197	57,968	99,514

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: January 13, 2023	By:	/s/ J. Michael Redmond
J. Michael Redmond Chief Executive Officer

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